                                                                    EXHIBIT 4.6
===============================================================================




                             AIMCO PROPERTIES, L.P.,
                                    AS ISSUER

                                       AND

                            APARTMENT INVESTMENT AND
                               MANAGEMENT COMPANY,
                           AS GUARANTOR, IF APPLICABLE


                          SUBORDINATED DEBT SECURITIES


                      ------------------------------------



                                    INDENTURE

                             Dated as of
                                         -----------------

                      ------------------------------------



                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   AS TRUSTEE



===============================================================================


                             CROSS REFERENCE TABLE (1)
-----------------------------------------------------------------------------------------------------
TIA                                                                                         INDENTURE
SECTION                                                                                      SECTION
-------                                                                                     ---------
310      (a)(1).................................................................................7.10
         (a)(2).................................................................................N.A.
         (a)(3).................................................................................N.A.
         (a)(4).................................................................................N.A.
         (a)(5).................................................................................7.10
         (b)....................................................................................7.10
         (b)(1).................................................................................7.10
         (c).....................................................................................N.A
311      (a)....................................................................................7.11
         (b)....................................................................................7.11
         (c)....................................................................................N.A.
312      (a)....................................................................................N.A.
         (b)....................................................................................13.3
         (c)....................................................................................13.3
313      (a).................................................................................... 7.6
         (b).....................................................................................7.6
         (c).....................................................................................7.6
         (d)....................................................................................N.A.
314      (a).....................................................................................4.2
         (b)....................................................................................N.A.
         (c)(1).................................................................................N.A.
         (c)(2).................................................................................N.A.
         (c)(3).................................................................................N.A.
         (d)..................................................................................  N.A.
         (e)................................................................................... N.A.
         (f)..................................................................................  N.A.
315      (a)..................................................................................  N.A.
         (b)...................................................................................  7.5
         (c)....................................................................................N.A.
         (d)....................................................................................N.A.
         (e)....................................................................................N.A.
316      (a)(1)(A)..............................................................................N.A.
         (a)(1)(B)..............................................................................N.A.
         (a)(2).................................................................................N.A.
         (b)....................................................................................N.A.
         (c)....................................................................................N.A.

--------


(1)        Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.



TIA                                                                                        INDENTURE
SECTION                                                                                     SECTION
-------                                                                                    ---------
317      (a)(1).................................................................................N.A.
         (a)(2).................................................................................N.A.
         (b)....................................................................................N.A.
318      (a)....................................................................................N.A.

                              TABLE OF CONTENTS(2)


RECITALS OF THE COMPANY.............................................................................1

                                   ARTICLE I

         DEFINITIONS AND INCORPORATION BY REFERENCE.................................................1

                  SECTION 1.1  Definitions..........................................................1
                  SECTION 1.2  Other Definitions....................................................6
                  SECTION 1.3  Incorporation by Reference of Trust Indenture Act....................6
                  SECTION 1.4  Rules of Construction................................................7

                                  ARTICLE II

         THE SECURITIES.............................................................................7

                  SECTION 2.1  Forms Generally......................................................7
                  SECTION 2.2  Securities in Global Form............................................8
                  SECTION 2.3  Title, Terms and Denominations.......................................8
                  SECTION 2.4  Execution, Authentication, Delivery and Dating......................11
                  SECTION 2.5  Registrar and Paying Agent..........................................14
                  SECTION 2.6  Paying Agent to Hold Money and Securities in Trust..................15
                  SECTION 2.7  Securityholder Lists................................................15
                  SECTION 2.8  Transfer and Exchange...............................................15
                  SECTION 2.9  Replacement Securities..............................................18
                  SECTION 2.10 Outstanding Securities; Determinations of Holders'
                                     Action........................................................19
                  SECTION 2.11  Temporary Securities...............................................20
                  SECTION 2.12  Cancellation.......................................................21
                  SECTION 2.13  Payment of Interest; Interest Rights Preserved.....................21
                  SECTION 2.14  Persons Deemed Owners..............................................22
                  SECTION 2.15  Computation of Interest............................................23

                                  ARTICLE III

         REDEMPTION................................................................................23

--------


(2) Note: This Table of Contents shall not, for any reasons, be deemed to be part of the Indenture.




                  SECTION 3.1  Right to Redeem; Notices to Trustee.................................23
                  SECTION 3.2  Selection of Securities to be Redeemed..............................23
                  SECTION 3.3  Notice of Redemption................................................24
                  SECTION 3.4  Effect of Notice of Redemption......................................24
                  SECTION 3.5  Deposit of Redemption Price.........................................25
                  SECTION 3.6  Securities Redeemed in Part.........................................25

                                              ARTICLE IV

         COVENANTS.................................................................................26

                  SECTION 4.1  Payment of Securities...............................................26
                  SECTION 4.2  SEC Reports.........................................................26
                  SECTION 4.3  Compliance Certificate..............................................26
                  SECTION 4.4  Further Instruments and Acts........................................26
                  SECTION 4.5  Maintenance of Office or Agency.....................................26
                  SECTION 4.6  Limitations on the Incurrence of Certain Other Debt.................27

                                              ARTICLE V

         SUCCESSOR CORPORATION.....................................................................27

                  SECTION 5.1  When Company May Merge or Transfer Assets...........................27

                                              ARTICLE VI

         DEFAULTS AND REMEDIES.....................................................................29

                  SECTION 6.1  Events of Default...................................................29
                  SECTION 6.2  Acceleration........................................................30
                  SECTION 6.3  Other Remedies......................................................31
                  SECTION 6.4  Waiver of Past Defaults.............................................31
                  SECTION 6.5  Control by Majority.................................................31
                  SECTION 6.6  Limitation on Suits.................................................31
                  SECTION 6.7  Rights of Holders to Receive Payment................................32
                  SECTION 6.8  Collection Suit by Trustee..........................................32
                  SECTION 6.9  Trustee May File Proofs of Claim....................................32
                  SECTION 6.10 Priorities..........................................................33
                  SECTION 6.11 Undertaking for Costs...............................................34
                  SECTION 6.12 Waiver of Stay, Extension or Usury Laws.............................34



                                             ARTICLE VII

TRUSTEE............................................................................................34

                  SECTION 7.1  Duties of Trustee...................................................34
                  SECTION 7.2  Rights of Trustee...................................................35
                  SECTION 7.3  Individual Rights of Trustee, etc...................................36
                  SECTION 7.4  Trustee's Disclaimer................................................36
                  SECTION 7.5  Notice of Defaults..................................................36
                  SECTION 7.6  Reports by Trustee to Holders.......................................36
                  SECTION 7.7  Compensation and Indemnity..........................................37
                  SECTION 7.8  Replacement of Trustee..............................................37
                  SECTION 7.9  Successor Trustee by Merger.........................................39
                  SECTION 7.10 Eligibility; Disqualification.......................................39
                  SECTION 7.11 Preferential Collection of Claims Against Company .............. . .40

                                             ARTICLE VIII

SATISFACTION AND DISCHARGE.........................................................................40

                  SECTION 8.1  Discharge of Liability on Securities................................40
                  SECTION 8.2  Repayment to the Company............................................40
                  SECTION 8.3  Option to Effect Defeasance or Covenant Defeasance..................41
                  SECTION 8.4  Defeasance and Discharge............................................41
                  SECTION 8.5  Covenant Defeasance.................................................41
                  SECTION 8.6  Condition to Defeasance or Covenant Defeasance......................42

                                              ARTICLE IX

SUPPLEMENTAL INDENTURES............................................................................42

                  SECTION 9.1  Supplemental Indentures without Consent of Holders..................42
                  SECTION 9.2  Supplemental Indentures with Consent of Holders.....................43
                  SECTION 9.3  Compliance with Trust Indenture Act.................................44
                  SECTION 9.4  Revocation and Effect of Consents, Waivers and
                                    Actions........................................................44
                  SECTION 9.5  Notation on or Exchange of Securities...............................45
                  SECTION 9.6  Trustee to Sign Supplemental Indentures.............................45
                  SECTION 9.7  Effect of Supplemental Indentures...................................45


                                              ARTICLE X

SINKING FUNDS......................................................................................46

                  SECTION 10.1  Applicability of Article...........................................46
                  SECTION 10.2  Satisfaction of Sinking Fund Payments with Securities..............46
                  SECTION 10.3  Redemption of Securities for Sinking Fund..........................46

                                             ARTICLE XI

ACTIONS OF HOLDERS OF SECURITIES...................................................................47

                  SECTION 11.1  Purposes for which Meetings may be Called..........................47
                  SECTION 11.2  Call, Notice and Place of Meetings.................................47
                  SECTION 11.3  Persons Entitled to Vote at Meetings...............................47
                  SECTION 11.4  Quorum; Action.....................................................48
                  SECTION 11.5  Determination of Voting Rights; Conduct and
                                    Adjournment of Meetings........................................48
                  SECTION 11.6  Counting Votes and Recording Action of Meetings....................49
                  SECTION 11.7  Actions of Holders Generally.......................................50

                                            ARTICLE XII

SUBORDINATION......................................................................................51

                  SECTION 12.1  Securities Subordinate to Senior Indebtedness  ....................51
                  SECTION 12.2  Payment Over of Proceeds upon Dissolution, Etc.....................52
                  SECTION 12.3  Acceleration of Securities.........................................54
                  SECTION 12.4  Default in Senior Indebtedness.....................................54
                  SECTION 12.5  Payment Permitted if No Default....................................55
                  SECTION 12.6  Subrogation Rights of Holders of Senior
                                     Indebtedness..................................................56
                  SECTION 12.7  Provision Solely to Define Relative Rights.........................57
                  SECTION 12.8  Trustee to Effectuate Subordination................................57
                  SECTION 12.9  No Waiver of Subordination Provisions..............................57
                  SECTION 12.10  Notice to Trustee.................................................57
                  SECTION 12.11  Reliance on Judicial Order or Certificate
                                     of Liquidating Agent  ........................................58
                  SECTION 12.12  Trustee Not Fiduciary for Holders of Senior
                                     Indebtedness..................................................59
                  SECTION 12.13  Rights of Trustee as Holder of Senior
                                     Indebtedness; Preservation of Trustee's Rights................59
                  SECTION 12.14  Article XII Applicable to Paying Agents...........................59


                                          ARTICLE XIII
MISCELLANEOUS......................................................................................60

                  SECTION 13.1  Trust Indenture Act Controls.......................................60
                  SECTION 13.2  Notices............................................................60
                  SECTION 13.3  Communication by Holders with Other Holders........................61
                  SECTION 13.4  Certificate and Opinion as to Conditions Precedent.................61
                  SECTION 13.5  Statements Required in Certificate or Opinion......................62
                  SECTION 13.6  Separability Clause................................................62
                  SECTION 13.7  Rules by Trustee, Paying Agent and Registrar.......................62
                  SECTION 13.8  Legal Holidays.....................................................62
                  SECTION 13.9  Governing Law......................................................63
                  SECTION 13.10 No Recourse Against Others.........................................63
                  SECTION 13.11 Successors.........................................................63
                  SECTION 13.12 Effect of Headings and Table of Contents...........................63
                  SECTION 13.13 Benefits of Indenture..............................................63
                  SECTION 13.14 Multiple Originals.................................................63

                                           ARTICLE XIV

GUARANTEES.........................................................................................64

                  SECTION 14.1    Guarantee .......................................................64

         INDENTURE, dated as of ____________, by and among AIMCO Properties, L.P., a Delaware limited partnership (the "Company"), Apartment Investment and Management Company, a Maryland corporation (the "Guarantor"), and United States Trust Company of New York, a New York corporation, as trustee (the "Trustee").


                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as in this Indenture provided.

         For value received, the execution and delivery by the Guarantor of this Indenture to provide for the issuance of the Guarantee provided for herein (if made applicable in accordance with Section 2.3) has been duly authorized. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities or each series thereof as follows:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means either the board of directors of the General Partner of the Company or any committee of such board authorized with respect to any matter to exercise the powers of the Board of Directors of the General Partner of the Company.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means, except as otherwise specified as contemplated by
Section 2.3(a), with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

         "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

         "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company, by the Chairman of the Board, any Vice Chairman, the President or any Vice President of its General Partner, and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of its General Partner, and delivered to the Trustee or, with respect to Sections 2.4, 2.8, 2.11 and 7.2, any other employee of its General Partner named in an Officers' Certificate delivered to the Trustee.

         "Debt" means with respect to any person at any date, without duplication (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, (iii) all Debt of others secured by a lien on any asset of such person, whether or not such Debt is assumed by such person, (iv) all obligations of such person pursuant to leases which are required to be capitalized under generally accepted accounting principles consistently applied and (v) all Debt of others for the payment of which such person is responsible or liable as obligor or guarantor.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified as contemplated by Section 2.3(a) as the Depositary with respect to such series of Securities, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include such successor.

         "Discount Security" means any Security which provides for an amount less than the Principal Amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "General Partner" means the general partner of AIMCO Properties, L.P.

         "Guarantee" means the unconditional guarantee of the payment of the principal of or any premium or interest on the Guaranteed Securities by the Guarantor, as more fully set forth in Article XII.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Guarantor's Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, that complies with the requirements of Section 14(e) of the Trust Indenture Act and is delivered to the Trustee.

         "Guarantor Request" and "Guarantor Order" means, respectively, a written request or order signed in the name of the Guarantor by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee.

         "Holder" or "Securityholder," when used with respect to any Security, means a person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof and shall include the terms of a particular series of Securities established as contemplated in Section 2.3(a).

         "interest," when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity," when used with respect to any Security, means the date on which the Principal of such Security or an installment of Principal or, in the case of a Discount Security, the Principal Amount payable upon a declaration of acceleration pursuant to Section 6.2, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officer" means the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the General Partner of the Company.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 13.4 and 13.5, signed in the name of the Company by the Chairman of the Board, any Vice Chairman, the President or any Vice President of its General Partner, and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of its General Partner, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 13.4 and 13.5, from legal counsel who is acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company, its General Partner, the Trustee, or the Guarantor, as the case may be.

         "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section 2.3(a) with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

         "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 4.5, the Principal of and any interest on the Securities of that series are payable as specified as contemplated by Section 2.3(a).

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security;

and, for the purposes of this definition, any Security authenticated and delivered under Section 2.9 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal" or "Principal Amount" of a Security, except as otherwise specifically provided in this Indenture, means the outstanding principal of the Security plus the premium, if any, of the Security.

         "Redemption Date" or "redemption date," when used with respect to any Security to be redeemed, shall mean the date specified for redemption of such Security in accordance with the terms of such Security and this Indenture.

         "Redemption Price" or "redemption price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.3(a).

         "SEC" means the Securities and Exchange Commission.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securityholder" or "Holder," when used with respect to any Security, means a person in whose name a Security is registered on the Registrar's books.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any issue means a date fixed by the Trustee pursuant to Section 2.13.

         "Stated Maturity," when used with respect to any Security or any installment of Principal thereof or interest thereon, means the date specified in such Security as the fixed date on which an amount equal to the Principal of such Security or an installment of Principal thereof or interest thereon is due and payable.

         "Subsidiary" means, with respect to any person, a corporation of which a majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors of such corporation is owned by
(i) such person, (ii) such person and one or more Subsidiaries of such person or
(iii) one or more Subsidiaries of such person.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 9.3.

         "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

         "United States" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto Rico), and other areas subject to its jurisdiction.

         SECTION 1.2 Other Definitions

                                                 Defined in
         Term                                     Section
         ----                                    ----------
"Bankruptcy Law"                                    6.1
"Custodian"                                         6.1
"Defaulted Interest"                               2.13
"Event of Default"                                  6.1
"Exchange Date"                                    2.11
"Guaranteed Securities"                             2.3
"Legal Holiday"                                    13.8
"Notice of Default "                                6.1
"Outstanding"                                      2.10
"Paying Agent"                                      2.5
"Registrar"                                         2.5
"Senior Indebtedness"                              12.1

         SECTION 1.3 Incorporation by Reference of Trust Indenture Act Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder or Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         SECTION 1.4 Rules of Construction Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States as in effect from time to time;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation; and

                  (5) words in the singular include the plural, and words in the plural include the singular.

                                   ARTICLE II

                                 THE SECURITIES

         SECTION 2.1 Forms Generally The Securities of each series shall be in substantially such form (including global form) as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities as evidenced by their execution of the Securities. The Officers' Certificate so establishing the form of Security of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.4 for the authentication and delivery of such Securities.

         The permanent Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, provided, that such method is permitted by the rules of any securities exchange on which such

Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution of such Securities.

         SECTION 2.2 Securities in Global Form If Securities of a series are issuable in temporary or permanent global form, as specified as contemplated by
Section 2.3(a), then, notwithstanding clause (10) of Section 2.3(a) and the provisions of Section 2.3(b), any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.4 or Section 2.11. Subject to the provisions of Section 2.4 and, if applicable, Section 2.11, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the person or persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.4 or 2.11 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 2.4 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company, and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the Principal Amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.4.

         Notwithstanding the provisions of Sections 2.1 and 2.13, unless otherwise specified as contemplated by Section 2.3(a), payment of Principal of and any interest on any Security in global form shall be made to the person or persons specified therein.

         SECTION 2.3 Title, Terms and Denominations

         (a) The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture shall be unlimited.

         The Securities may be issued in one or more series. There shall be established and, subject to Section 2.4, set forth, or determined in the manner provided, in an

Officers' Certificate of the Company, or established in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 and except for any Securities which, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

                  (3) whether any Securities of the series may be represented initially by a Security in temporary or permanent global form and, if so, the initial Depositary with respect to any such temporary or permanent global Security, and if other than as provided in Section 2.8 or Section 2.11, as applicable, whether and the circumstances under which beneficial owners of interests in any such temporary or permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination;

                  (4) the person to whom any interest on any Security of the series shall be payable, if other than the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in
         Section 2.2 and Section 2.4, as applicable;

                  (5) the date or dates on which the Principal of the Securities of the series is payable or the method of determination thereof;

                  (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Securities on any Interest Payment Date;

                  (7) the place or places where, subject to the provisions of
         Section 4.5, the Principal of and any interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (8) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, the conditions, if any, giving rise to such obligation, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, and any provisions for the remarketing of such Securities;

                  (10) the denominations in which any Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

                  (11) if other than the Principal Amount thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.2;

                  (12) if other than as defined in Section 1.1, the meaning of "Business Day" when used with respect to any Securities of the series;

                  (13) the terms and conditions, if any, upon which the Securities of the series may or must be converted into securities of the Company or exchanged for securities of the Company;

                  (14) any terms applicable to Original Issue Discount (as that term is defined in the Internal Revenue Code of 1986 and the Regulations thereunder), if any, including the rate or rates at which such Original Issue Discount, if any, shall accrue;

                  (15) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of Principal of or any interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

                  (16) if the Guarantor has guaranteed the obligations of the Company with respect to the Securities of the series (any such guaranteed securities being "Guaranteed Securities"); and

                  (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(7)).

          All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 2.3(a) or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the General Partner of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of Section 2.4.

          (b) Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          SECTION 2.4 Execution, Authentication, Delivery and Dating The Securities shall be executed on behalf of the Company by the Chairman of the Board, any Vice Chairman, the President or any Vice President of its General Partner, or the Treasurer or any Assistant Treasurer of its General Partner, under its corporate seal reproduced thereon attested by the Secretary or any Assistant Secretary of its General Partner. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate Principal Amount not exceeding the aggregate Principal Amount established for such series, pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the rate or rates of interest, if any, the Stated Maturity or Maturities, the original issue date or dates, the redemption provisions, if any, and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company, or the Company's duly authorized agent or agents designated in an Officers' Certificate, which oral instructions shall be promptly confirmed in writing.

          If the forms or terms of the Securities of the series have been established in or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 2.3(a), in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) that the form and terms of such Securities have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

          (b) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

                  (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 2.3(a), as the case may be) will have been, duly authorized by the Company and established in conformity with the provisions of this Indenture; and

                  (y) that such Securities when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.1 and 2.3(a) and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume, unless it has actual knowledge to the contrary, that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

         Notwithstanding the provisions of Section 2.3(a) and of the preceding three paragraphs, if all Securities of a series are subject to a Periodic Offering, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.3(a) at or prior to the time of authentication of each Security of such series if such Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              United States Trust Company of New York, as
                              Trustee



                              By:
                                 ---------------------------------------------
                                         Authorized Signatory

Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 2.5 Registrar and Paying Agent The Company or the Guarantor (if the Securities are Guaranteed Securities) shall maintain, with respect to each series of Securities, an office or agency where such Securities may be presented for registration of transfer or for exchange ("Registrar") and, in the Borough of Manhattan, The City of New York, an office or agency where such Securities may be presented for purchase or payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company or the Guarantor, as the case may be, may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with respect to each series of Securities with any Registrar, Paying Agent or co-registrar (if not the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company or the Guarantor (if the Securities are Guaranteed Securities) fails to maintain a Registrar or Paying Agent for a particular series of Securities, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or the Guarantor, as the case may be, or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

         The Company initially appoints the Trustee as the Registrar and Paying Agent in connection with such Securities.

         SECTION 2.6 Paying Agent to Hold Money and Securities in Trust Except as otherwise provided herein, prior to or on each due date of payments in respect of any series of Securities, the Company or the Guarantor (if the Securities are Guaranteed Securities) shall deposit with the Paying Agent with respect to such Securities a sum of money sufficient to make such payments when so becoming due. The Company or the Guarantor, as the case may be, shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the making of payments in respect of the Securities of such series and shall notify the Trustee of any default by the Company or the Guarantor, as the case may be, in making any such payment. At any time during the continuance of any such default, a Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust with respect to such Securities. If the Company or the Guarantor, as the case may be, or a Subsidiary or an Affiliate of either of them acts as Paying Agent for a series of Securities, it shall segregate the money held by it as Paying Agent with respect to such Securities and hold it as a separate trust fund. The Company or the Guarantor, as the case may be, at any time may require a Paying Agent for a series of Securities to pay all money held by it with respect to such Securities to the Trustee and to account for any money disbursed by it. Upon doing so, such Paying Agent shall have no further liability for the money.

         SECTION 2.7 Securityholder Lists The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each series of Securities. If the Trustee is not the Registrar for any series of Securities, the Company or the Guarantor (if the Securities are Guaranteed Securities) shall cause to be furnished to the Trustee at least semiannually on June 1 and December 1 a listing of Holders of such series of Securities dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders of such series of Securities.

         SECTION 2.8 Transfer and Exchange Upon surrender for registration of transfer of any Security at the office or agency of the Company or the Guarantor (if the Securities are Guaranteed Securities) designated pursuant to Section 4.5 for such purpose, the Company and the Guarantor, as the case may be, shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate Principal Amount and tenor. The Company and the Guarantor, as the case may be, shall not charge a service charge for any registration of transfer or exchange, but the Company and the Guarantor, as the case may be, may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership or any exchange pursuant to Section 2.11, 3.6,
9.5 or 10.3, not involving any transfer).

         Notwithstanding any other provisions (other than the provisions set forth in the sixth and seventh paragraphs) of this Section, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denomination or denominations, of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at the office or agency of the Company or the Guarantor (if the Securities are Guaranteed Securities) designated as such pursuant to Section 4.5 for the purpose of exchanges of Securities of such series. Whenever any Securities are so surrendered for exchange, the Company and the Guarantor (if the Securities are Guaranteed Securities) shall execute, and the Trustee or a duly appointed authenticating agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         If at any time the Depositary for the Securities of a series notifies the Company or the Guarantor (if the Securities are Guaranteed Securities) that it is unwilling or unable to continue as Depositary for the Securities of such series, the Company or the Guarantor, as the case may be, shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company or the Guarantor, as the case may be, within 90 days after the Company or the Guarantor, as the case may be, receives such notice, the Company or the Guarantor, as the case may be, will execute, and the Trustee, upon receipt of a Company Order or Guarantor Order, as the case may be, for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

         The Company or the Guarantor (if the Securities are Guaranteed Securities) may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company or the Guarantor, as the case may be, will execute, and the Trustee, upon receipt of a Company Order or Guarantor Order, as the case may be, for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

         Notwithstanding the foregoing, except as otherwise specified in the preceding two paragraphs or as contemplated by Section 2.3(a), any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for definitive Securities of such series and of like Principal Amount and tenor but of another authorized form and denomination, as specified as contemplated by Section 2.3(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company or the Guarantor (if the Securities are Guaranteed Securities) shall deliver to the Trustee definitive Securities in aggregate Principal Amount equal to the Principal Amount of such permanent global Security, executed by the Company or the Guarantor, as the case may be,. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's (or the Guarantor's, as the case may be), agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate Principal Amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged; provided, however, that notwithstanding the last paragraph of this Section 2.8, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date. If a Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. Securities issued in exchange for a Security in global form pursuant to this
Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor (if such Securities are Guaranteed Securities), evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor, as the case may be, and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         The Company or the Guarantor (if the Securities are Guaranteed Securities) shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending (except as otherwise provided in the first proviso in the eighth paragraph of this Section 2.8) at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 2.9 Replacement Securities If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and the Guarantor (if the Securities are Guaranteed Securities) shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company or the Guarantor (if the Securities are Guaranteed Securities) in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Securities under this Section, the Company or the Guarantor (if the Securities are Guaranteed Securities) may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor (if the Securities are Guaranteed Securities), whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of that issue duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.10 Outstanding Securities; Determinations of Holders' Action Securities of any series "Outstanding" at any time are, as of the date of determination, all the Securities of such series theretofore authenticated by the Trustee for such series except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding. A Security does not cease to be "Outstanding" because the Company or the Guarantor (if the Securities are Guaranteed Securities) or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or the Guarantor, as the case may be, or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor, as the case may be, or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or the Guarantor, as the case may be, or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor, as the case may be, or of such other obligor. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX). In addition, in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, the Principal Amount of a Discount Security that shall be deemed to be Outstanding shall be the amount of the Principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 6.2.

         If a Security has been paid pursuant to Section 2.9 or in exchange for or in lieu of which another Security has been authenticated and delivered pursuant to this Indenture, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Trustee (other than the Company or the Guarantor (if the Securities are Guaranteed Securities)) holds, in accordance with this Indenture, on a Redemption Date or on Stated Maturity, money sufficient to pay Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         SECTION 2.11 Temporary Securities Pending the preparation of definitive Securities of any series, the Company or the Guarantor (if the Securities are Guaranteed Securities) may execute, and upon Company Order or Guarantor Order, as the case may be, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

         If temporary Securities for some or all of the Securities of any series are issued, the Company or the Guarantor (if the Securities are Guaranteed Securities) will cause definitive Securities representing such Securities to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities shall be exchangeable for such definitive Securities of like tenor upon surrender of the temporary Securities at the office or agency of the Company or the Guarantor, as the case may be, designated as such pursuant to Section 4.5 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company or the Guarantor, as the case may be, shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of the same series and of like tenor authenticated and delivered hereunder.

         SECTION 2.12 Cancellation All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment, shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and all Securities so delivered shall be promptly cancelled by it. The Company or the Guarantor (if the Securities are Guaranteed Securities) may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor, as the case may be, may have acquired in any manner whatsoever (including Securities received by the Company in exchange or payment for other Securities of the Company) and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company or the Guarantor, as the case may be, may not reissue, or issue new Securities to replace, Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted in the form of Securities for any particular series or as permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and evidence of their destruction delivered to the Company or the Guarantor, as the case may be, unless the Company or the Guarantor, as the case may be, directs by Company Order or Guarantor Order, as the case may be, that the Trustee deliver cancelled Securities to the Company or the Guarantor, as the case may be.

         SECTION 2.13 Payment of Interest; Interest Rights Preserved Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor (if the Securities are Guaranteed Securities), at its election in each case, as provided in clause (1) or (2) below:

           (1) The Company or the Guarantor (if the Securities are Guaranteed Securities) may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

           (2) The Company or the Guarantor (if the Securities are Guaranteed Securities) may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 2.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.14 Persons Deemed Owners Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor (if the Securities are Guaranteed

Securities), the Trustee and any agent of the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of and (except as otherwise specified as contemplated by Section 2.3(a) and subject to Section 2.8 and Section 2.13) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor (if the Securities are Guaranteed Securities), the Trustee nor any agent of the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Guarantor (if the Securities are Guaranteed Securities), the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 2.15 Computation of Interest Except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series, (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

                                  ARTICLE III

                                   REDEMPTION

         SECTION 3.1 Right to Redeem; Notices to Trustee Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series) in accordance with this Article. In the case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, within the time period set forth below, notify the Trustee in writing of the Redemption Date, the Principal Amount and any other information necessary to identify the Securities of such series to be redeemed and the Redemption Price.

         The Company shall give the notice to the Trustee provided for in this
Section 3.1 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

         SECTION 3.2 Selection of Securities to be Redeemed Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, if less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the Trustee shall select the particular Securities to be redeemed by a method the Trustee considers fair and appropriate, which method may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the Principal Amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall make the selection not more than 60 days before the Redemption Date from Outstanding Securities of such series not previously called for redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities to be redeemed and, in the case of any portions of Securities to be redeemed, the principal amount thereof to be redeemed.

         SECTION 3.3 Notice of Redemption Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

           (1) the Redemption Date;

           (2) the Redemption Price;

           (3) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the Principal Amounts) of the particular Securities to be redeemed;

           (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security (or portion thereof) to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

           (5) the place or places where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

           (6) that the redemption is for a sinking fund, if such is the case.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

         SECTION 3.4 Effect of Notice of Redemption Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, and from and after such date (unless the

Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 2.3(a), installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Sections 2.8 and 2.13.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 3.5 Deposit of Redemption Price Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from such trust.

         SECTION 3.6 Securities Redeemed in Part Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company designated therefor pursuant to Section 4.5 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and, upon such surrender, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security a new Security or Securities of the same series and of like tenor, in an authorized denomination, as requested by such Holder, equal in aggregate Principal Amount to, and in exchange for, the unredeemed portion of the Principal of the Security surrendered.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 Payment of Securities The Company or the Guarantor (if the Securities are Guaranteed Securities) shall promptly make all payments in respect of each series of Securities on the dates and in the manner provided in the Securities and, to the extent not otherwise so provided, pursuant to this Indenture. An installment of Principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or a Paying Agent (other than the Company or the Guarantor, as the case may be, or an Affiliate of the Company or the Guarantor, as the case may be) holds on that date funds designated for and sufficient to pay such installment. At the Company's or the Guarantor's (if the Securities are Guaranteed Securities) option, payments of Principal or interest may be made by check or by transfer to an account maintained by the payee.

         SECTION 4.2 SEC Reports The Company or the Guarantor (if the Securities are Guaranteed Securities) shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company or the Guarantor, as the case may be, also shall comply with the other provisions of TIA Section 314(a).

         SECTION 4.3 Compliance Certificate The Company and the Guarantor (if the Securities are Guaranteed Securities) shall each deliver to the Trustee within 120 days after the end of each of their respective fiscal year (beginning with the first fiscal year ending on or after the date hereof), an Officers' Certificate and Guarantor's Officers' Certificate, as the case may be, stating whether or not the signers know of any Default that occurred during such period. If they do, such Officers' Certificate or Guarantor's Officers' Certificate, as the case may be, shall describe the Default and its status.

         SECTION 4.4 Further Instruments and Acts Upon request of the Trustee, the Company and the Guarantor (if the Securities are Guaranteed Securities) will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 4.5 Maintenance of Office or Agency The Company or the Guarantor (if the Securities are Guaranteed Securities) will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities of that series may be presented or surrendered for payment, where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, purchase or redemption and where notices and demands to or upon the Company or the Guarantor, as the case may be, in respect of the Securities of that series and this Indenture may be served. The office of the Trustee in New York, New York shall be such office or agency for all of the aforesaid purposes unless the Company or the Guarantor, as the case may be, shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company or the Guarantor, as the case may be, shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the address of the Trustee set forth in Section 13.2, and the Company or the Guarantor, as the case may be, hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

         The Company or the Guarantor (if the Securities are Guaranteed Securities) may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor, as the case may be, of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company or the Guarantor, as the case may be, will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 4.6 Limitations on the Incurrence of Certain Other Debt The Company shall not create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable for or with respect to or otherwise permit to exist any Debt of the Company that is subordinate in right of payment to any Debt of the Company unless such Debt is either pari passu with the Securities or subordinate in right of payment to the Securities pursuant to subordination provisions that are at least as favorable to the holders of the Securities as the subordination provision set forth in this Indenture with respect to Senior Indebtedness.

                                    ARTICLE V

                              SUCCESSOR CORPORATION

         SECTION 5.1 When Company May Merge or Transfer Assets The Company and the Guarantor (if the Securities are Guaranteed Securities) shall not consolidate with or merge with or into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

           (a) either (1) the Company or the Guarantor, as the case may be, shall be the continuing entity or (2) the person (if other than the Company or the Guarantor, as the case may be) formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety (i) shall be a corporation, partnership or trust organized and validity existing under the laws of the United States or any state thereof or the District of Columbia and
       (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company or the Guarantor, as the case may be, under the Securities and this Indenture;

           (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

           (c) the Company shall have delivered to the Trustee an Officers' Certificate or, if applicable, the Guarantor shall have delivered to the Trustee a Guarantor's Officers' Certificate, and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein relating to such transaction have been satisfied.

         The successor person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture, with the same effect as if such successor had been named as the Company or the Guarantor, as the case may be, herein; and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company or the Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         SECTION 6.1 Events of Default Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of securities, an "Event of Default" occurs, with respect to each series of the Securities individually, if:

           (1) the Company or the Guarantor (if the Securities are Guaranteed Securities) defaults in (a) the payment of the principal of any Security of such series at its Maturity or (b) the payment of any interest upon any Security of such series when the same becomes due and payable and continuance of such default for a period of 30 days;

           (2) the Company or the Guarantor (if the Securities are Guaranteed Securities) fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1) above and other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of another series of Securities) and such failure continues for 60 days after receipt by the Company or the Guarantor, as the case may be, of a Notice of Default;

           (3) there shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company or the Guarantor, as the case may be, in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company or the Guarantor, as the case may be, bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor, as the case may be, under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Guarantor, as the case may be, or of any substantial part of its property, or ordering the wind up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days;

           (4) (a) the Company or the Guarantor (if the Securities are Guaranteed Securities) commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (b) the Company or the Guarantor, as the case may be, consents to the entry of a decree or order for relief in respect of the Company or the Guarantor, as the case may be, in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (c) the

       Company or the Guarantor, as the case may be, files a petition or answer or consent seeking reorganization or substantially comparable relief under any applicable federal or state law, (d) the Company or the Guarantor, as the case may be, (x) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor, as the case may be, or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (e) the Company or the Guarantor, as the case may be, takes any action in furtherance of any such actions in this clause (4); or

           (5) any other Event of Default provided with respect to Securities of that series.

           "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

           A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company and the Guarantor (if the Securities are Guaranteed Securities), or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of such series notify the Company, the Guarantor, as the case may be, and the Trustee, of the Default and the Company or the Guarantor, as the case may be, does not cure such Default within the time specified in clause (2) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

         SECTION 6.2 Acceleration If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in Section 6.1(3) or (4)) occurs and is continuing, the Trustee by notice to the Company and the Guarantor (if the Securities are Guaranteed Securities), or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series by notice to the Company, the Guarantor, as the case may be, and the Trustee, may declare the Principal Amount (or, if any of the Securities of that series are Discount Securities, such portion of the Principal Amount of such Securities as may be specified in the terms thereof) of all the Securities of that series to be immediately due and payable. Upon such a declaration, such Principal (or portion thereof) shall be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, the Principal (or portion thereof) of all the Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration with respect to that series and its consequences if the rescission would not conflict with any judgment or decree and all existing Events of Default with respect to Securities of such series have been cured or waived except nonpayment of the Principal (or portion thereof) of Securities of such series that has become due solely as a result of such acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         SECTION 6.3 Other Remedies If an Event of Default with respect to a series of Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy to (a) collect the payment of the whole amount then due and payable on such Securities for Principal and interest, with interest upon the overdue Principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest from the date such interest was due, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including amounts due the Trustee under Section 7.7 or (b) enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 6.4 Waiver of Past Defaults The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder), may on behalf of the Holders of all the Securities of such series waive an existing Default with respect to such series and its consequences except (1) an Event of Default described in Section 6.1(1) with respect to such series or (2) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of the Holder of each Outstanding Security of such series affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

         SECTION 6.5 Control by Majority The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability.

         SECTION 6.6 Limitation on Suits A Holder of any Security of any series may not pursue any remedy with respect to this Indenture or the Securities unless:

           (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of that series is continuing;

           (2) the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

           (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

           (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

           (5) the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of that series do not give the Trustee a direction inconsistent with such request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

         SECTION 6.7 Rights of Holders to Receive Payment Notwithstanding any other provision of this Indenture, the right, which is absolute and unconditional, of any Holder of any Security to receive payment of the Principal of and (subject to Section 2.13) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

         SECTION 6.8 Collection Suit by Trustee If an Event of Default described in Section 6.1(1) with respect to Securities of any series occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor, as the case may be, for the whole amount owing with respect to such series of Securities and the amounts provided for in Section 7.7.

         SECTION 6.9 Trustee May File Proofs of Claim In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor (if the Securities are Guaranteed Securities) or any other obligor upon the Securities or the property of the Company, the Guarantor, as the case may be, or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor, as the case may be, for the payment of overdue Principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (a) to file and prove a claim for the whole amount of Principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 7.7) and of the Holders of Securities allowed in such judicial proceeding, and

           (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

         SECTION 6.10 Priorities If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order and, in case of the distribution of such money on account of Principal or interest, upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: to the Trustee for amounts due under Section 7.7;

         SECOND: to holders of Senior Indebtedness as provided for in Article
XII;

         THIRD: to Securityholders for amounts due and unpaid for the Principal and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for Principal and interest, respectively; and

         FOURTH: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

         SECTION 6.11 Undertaking for Costs In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate Principal Amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the Principal of or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         SECTION 6.12 Waiver of Stay, Extension or Usury Laws The Company and the Guarantor (if the Securities are Guaranteed Securities), in each case, covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor, as the case may be, (to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                     TRUSTEE

         SECTION 7.1 Duties of Trustee

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

           (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and shall not be liable except for the performance of such duties; and

           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

       (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

           (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1;

           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

       (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

       (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

       (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall not be liable for any interest on any money received by it except as the Trustee may otherwise agree with the Company.

       SECTION 7.2 Rights of Trustee (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

       (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) Subject to the provisions of Section 7.1 (c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         SECTION 7.3 Individual Rights of Trustee, etc The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates or with the Guarantor (if the Securities are Guaranteed Securities) or its Affiliates, with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar or any other agent of the Company or the Guarantor, as the case may be, may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         SECTION 7.4 Trustee's Disclaimer The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be accountable for the Company's or the Guarantor's (if the Securities are Guaranteed Securities) use of the proceeds from the Securities and shall not be responsible for any statement in the registration statement for the Securities under the Securities Act of 1933, as amended, or in the Indenture or the Securities (other than its certificate of authentication) or for the determination as to which beneficial owners are entitled to receive any notices hereunder.

         SECTION 7.5 Notice of Defaults If a Default with respect to the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall give to each Holder of Securities of such series notice of such Default in the manner set forth in TIA Section 315(b) within 90 days after it occurs. The Trustee shall have no duty to inquire as to the performance of the Company's or the Guarantor's (if the Securities are Guaranteed Securities) covenants in Article IV hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except
(i) any Event of Default occurring pursuant to Section 4.1 or 6.1(l), or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

         SECTION 7.6 Reports by Trustee to Holders Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder of Securities a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b) and (c).

         A copy of each report at the time of its mailing to Holders of Securities shall be filed with the SEC and each stock exchange on which the Securities of that series may be listed. The Company and the Guarantor (if the Securities are Guaranteed Securities) agrees to notify the Trustee whenever the Securities of a particular series become listed on any stock exchange and of any delisting thereof.

         SECTION 7.7 Compensation and Indemnity The Company and the Guarantor (if the Securities are Guaranteed Securities) each agrees:

           (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the Company's and the Guarantor's (if the Securities are Guaranteed Securities) payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the Principal of or interest, if any, on particular Securities.

         The Company's and the Guarantor's (if the Securities are Guaranteed Securities) payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(3) or (4), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 7.8 Replacement of Trustee The Trustee may resign by so notifying the Company and the Guarantor (if the Securities are Guaranteed Securities); provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series at the time outstanding may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and may appoint a successor Trustee. The Company and the Guarantor (if the Securities are Guaranteed Securities) shall remove the Trustee if:

           (1) the Trustee fails to comply with Section 7.10;

           (2) the Trustee is adjudged bankrupt or insolvent;

           (3) a receiver or public officer takes charge of the Trustee or its property; or

           (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company or the Guarantor (if the Securities are Guaranteed Securities) shall promptly appoint, by resolution of their respective boards of directors, as applicable, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series).

         In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantor (if the Securities are Guaranteed Securities). Thereupon, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Securities of the particular series with respect to which such successor Trustee has been appointed. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor (if the Securities are Guaranteed Securities), the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-Trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor (if the Securities are Guaranteed Securities) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for in Section 7.7.

         If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of such series at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         If the Trustee with respect to the Securities of any series fails to comply with Section 7.10, any Holder of a Security of such series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

         SECTION 7.9 Successor Trustee by Merger If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         SECTION 7.10 Eligibility; Disqualification The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). In determining whether the Trustee has conflicting interests as defined in TIA Section 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein.

         SECTION 7.11 Preferential Collection of Claims Against Company The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

         SECTION 8.1 Discharge of Liability on Securities Except as otherwise provided as contemplated by Section 2.3(a), when (a) the Company or the Guarantor (if the Securities are Guaranteed Securities) delivers to the Trustee for cancellation all Outstanding Securities or all Outstanding Securities of any series, as the case may be, theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9, and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor, as the case may be, and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 2.6), or (b) all Outstanding Securities or all Outstanding Securities of any series have become due and payable and the Company or the Guarantor, as the case may be, deposits with the Trustee cash sufficient to pay at Stated Maturity the Principal Amount of all Principal of and interest on such Outstanding Securities (other than Securities replaced pursuant to Section 2.9), and if in either case the Company or the Guarantor, as the case may be, pays all other sums payable hereunder by the Company or the Guarantor, as the case may be, then this Indenture shall, subject to Section 7.7, cease to be of further effect as to such Outstanding Securities. The Trustee shall join in the execution of a document prepared by the Company or the Guarantor, as the case may be, acknowledging satisfaction and discharge of this Indenture on demand of the Company or the Guarantor, as the case may be, accompanied by an Officers' Certificate or Guarantor's Officers' Certificate, respectively, and Opinion of Counsel and at the cost and expense of the Company or the Guarantor, as the case may be.

         SECTION 8.2 Repayment to the Company The Trustee and the Paying Agent shall return to the Company or the Guarantor (if the Securities are Guaranteed Securities) on Company Request or Guarantor Request, as the case may be, any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense and direction of the Company or the Guarantor, as the case may be, mail to each Holder of such Securities notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money then remaining will be returned to the Company or the Guarantor, as the case may be. After return to the Company or the Guarantor, as the case may be, Holders entitled to the money must look to the Company or the Guarantor, as the case may be, for payment as general creditors unless an applicable abandoned property law designates another person.

         SECTION 8.3 Option to Effect Defeasance or Covenant Defeasance Unless otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series, the Company may at its option, by Board Resolution, at any time, with respect to any series of Securities, elect to have either Section
8.4 or Section 8.5 be applied to all of the outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article VIII.

         SECTION 8.4 Defeasance and Discharge Upon the Company's exercise under
Section 8.3 of the option applicable to this Section 8.4, the Company and the Guarantor (if the Securities are Guaranteed Securities) each shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor, as the case may be, shall be deemed to have paid and discharged the entire indebtedness represented by the defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Sections 2.4, 2.5, 2.6, 2.9, 2.11, 2.12, 4.1, 4.5, 6.6, 6.7, 7.7, 7.8 and 8.2 of this
Indenture and to have satisfied all its other obligations under such series of Securities and this Indenture insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company and, upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.4 notwithstanding the prior exercise of its option under Section 8.5 with respect to a series of Securities.

         SECTION 8.5 Covenant Defeasance Upon the Company's exercise under
Section 8.3 of the option applicable to this Section 8.5, the Company and the Guarantor, as the case may be, shall be released from its obligations under Sections 4.2 and 4.3 and Article V and such other provisions as may be provided as contemplated by Section 2.3(a) with respect to Securities of a particular series and with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences if any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and the Guarantor, as the case may be, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provisions herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

         SECTION 8.6 Condition to Defeasance or Covenant Defeasance The following shall be the conditions to application of either Section 8.4 or
Section 8.5 to a series of outstanding Securities.

         (a) The Company or the Guarantor (if the Securities are Guaranteed Securities) shall have irrevocably deposited with the Trustee, in trust, (i) sufficient funds to pay the Principal of and interest to Stated Maturity (or redemption) on, the Securities of such series, or (ii) such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the government of the United States, and which are not subject to prepayment, redemption or call, as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Securities of such series.

         (b) The Company shall have delivered to the Trustee an opinion of counsel to the effect that the funds deposited pursuant to Section 8.6(a) will not be subject to any rights of the holders of Senior Indebtedness.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1 Supplemental Indentures without Consent of Holders Without the consent of any Holders of Securities, the Company, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another corporation to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Securities; or

           (2) to add to the covenants, agreements and obligations of the Company or the Guarantor, as the case may be, for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company or the Guarantor, as the case may be; or

           (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3(a), respectively; or

           (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.8; or

           (5) to cure any ambiguity, defect or inconsistency; or

           (6) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that any such addition, change or elimination shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision; or

           (7) to secure the Securities; or

           (8) to make any other change that does not adversely affect the rights of any Securityholder.

         SECTION 9.2 Supplemental Indentures with Consent of Holders With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee may amend this Indenture or the Securities of any series or may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

           (1) change the Stated Maturity of the Principal of, or any installment of Principal of or interest on, any such Security, or reduce the Principal Amount thereof or the rate of interest thereon or any premium payable upon redemption thereof or reduce the amount of Principal of any such Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 6.2, or change the Place of Payment, or change the coin or currency in which any Principal of, or any installment of interest on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

           (2) reduce the percentage in Principal Amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences with respect to the Securities of such series provided for in this Indenture;

           (3) make any change in the terms of the Subordination of the Securities in a manner adverse to the Holders of any series of outstanding Securities; or

           (4) modify any of the provisions of this Section, Section 6.4 or 6.7, except to increase the percentage of Outstanding Securities of such series required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or supplemental indenture under this Section 9.2 becomes effective, the Company and the Guarantor (if the Securities are Guaranteed Securities) shall mail to each Holder of the particular Securities affected thereby a notice briefly describing the amendment.

         SECTION 9.3 Compliance with Trust Indenture Act Every supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

         SECTION 9.4 Revocation and Effect of Consents, Waivers and Actions Until an amendment or waiver with respect to a series of Securities becomes effective, a consent to it or any other action by a Holder of a Security of that series hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the Company or the Guarantor (if the Securities are Guaranteed Securities) or an agent of the Company or the Guarantor, as the case may be, certifies to the Trustee that the consent of the requisite aggregate Principal Amount of the Securities of that series has been obtained. After an amendment, waiver or action becomes effective, it shall bind every Holder of Securities of that series.

         The Company or the Guarantor (if the Securities are Guaranteed Securities) may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver with respect to a series of Securities. If a record date is fixed, then notwithstanding the first two sentences of the immediately preceding paragraph, those persons who were Holders of Securities of that series at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         SECTION 9.5 Notation on or Exchange of Securities Securities of any series authenticated and delivered after the execution of any supplemental indenture with respect to such series pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor (if the Securities are Guaranteed Securities) shall so determine, new Securities of such series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor, as the case may be, and authenticated and delivered by the Trustee in exchange for outstanding Securities of that series.

         SECTION 9.6 Trustee to Sign Supplemental Indentures The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment, the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         SECTION 9.7 Effect of Supplemental Indentures Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent otherwise set forth thereon.

                                  ARTICLE X

                                SINKING FUNDS

         SECTION 10.1 Applicability of Article The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.3(a) for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

         SECTION 10.2 Satisfaction of Sinking Fund Payments with Securities The Company (1) may deliver Outstanding Securities of a series with the same issue date, interest rate and Stated Maturity (other than any previously called for redemption), and (2) may apply as a credit Securities of a series with the same issue date, interest rate and Stated Maturity which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series with the same issue date, interest rate and Stated Maturity; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 10.3 Redemption of Securities for Sinking Fund Not less than 60 days (or such shorter period as shall be acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 10.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4 and 3.6.

                                  ARTICLE XI

                        ACTIONS OF HOLDERS OF SECURITIES

         SECTION 11.1 Purposes for which Meetings may be Called A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

         SECTION 11.2 Call, Notice and Place of Meetings (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 11.1, to be held at such time and at such place in the Borough of Manhattan, the City of New York or, with the approval of the Company or the Guarantor (if the Securities are Guaranteed Securities), at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 13.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Holders of at least 10% in Principal Amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 11.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York, or in such other place as shall be determined and approved by the Company or the Guarantor, as the case may be, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section 11.2.

         SECTION 11.3 Persons Entitled to Vote at Meetings To be entitled to vote at any meeting of Holders of Securities of any series, a person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Company and its counsel, and any representatives of the Guarantor (if the Securities are Guaranteed Securities) and its counsel.

         SECTION 11.4 Quorum; Action The persons entitled to vote a majority in Principal Amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 11.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in Principal Amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in Principal Amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in Principal Amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

         SECTION 11.5 Determination of Voting Rights; Conduct and Adjournment of Meetings (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 11.7 and the appointment of any proxy shall be proved in the manner specified in Section 11.7. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 11.7 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor (if the Securities are Guaranteed Securities) or by Holders of Securities as provided in Section 11.2 (b), in which case the Company, the Guarantor (if the Securities are Guaranteed Securities) or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to vote with respect to the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 11.2 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

         SECTION 11.6 Counting Votes and Recording Action of Meetings The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or of their representatives by proxy and the Principal Amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.2 and, if applicable, Section 11.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and the Guarantor (if the Securities are Guaranteed Securities), and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 11.7 Actions of Holders Generally (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor (if the Securities are Guaranteed Securities). Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company and the Guarantor (if the Securities are Guaranteed Securities), if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 11.6.

         (b) The fact and date of the execution by any person of any such instrument or writing, or the authority of the persons executing the same, may be proved in any reasonable manner which the Trustee deems sufficient.

         (c) The Principal Amount and serial numbers of Securities held by the person, and the date of holding the same, shall be proved by the books of the Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Security in accordance with this Section shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor (if the Securities are Guaranteed Securities) in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) If the Company or the Guarantor (if the Securities are Guaranteed Securities) shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other act in accordance with this Section, the Company or the Guarantor, as the case may be, may, at its option, by or pursuant to an Officers' Certificate or Guarantor's Officers' Certificate, as the case may be, delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or such other act, but the

Company or the Guarantor, as the case may be, shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless such request, demand, authorization, direction, notice, consent, waiver or other act shall become effective pursuant to the provisions of clause (a) of this Section 11.7 not later than six months after the record date.

                                  ARTICLE XII

                                  SUBORDINATION

         SECTION 12.1 Securities Subordinate to Senior Indebtedness Unless otherwise specified as contemplated by Section 2.3(a), the Securities shall be subordinated to Senior Indebtedness as set forth in this Article XII. The Company and the Guarantor, as applicable, each covenants and agrees, and each Holder of a Security of any series by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the indebtedness represented by the Securities and the payment of the Principal Amount, interest and such other amounts as provided for in Section 2.3(a), if any, in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         "Senior Indebtedness" means the principal of (and premium, if any) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, but only to the extent allowed or permitted to the holder of such Debt of the Company against the bankruptcy or any other insolvency estate of the Company in such proceeding) and other amounts due on or in connection with any Debt of the Company incurred, assumed or guaranteed by the Company, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Debt of the Company; provided, however, that the following will not constitute Senior Indebtedness:

      (a) any Debt of the Company as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt of the Company shall be subordinated to any other Debt of the Company, unless such Debt of the Company expressly provides that such Debt of the Company shall be senior in right of payment to the Securities;

      (b) any Debt of the Company which by its terms states that such Debt of the Company shall not be senior in right of payment to the Securities;

      (c) Debt of the Company in respect of the Securities; and

      (d) any Debt of the Company to any Affiliate of the Company or Subsidiary of the Company.

         SECTION 12.2 Payment Over of Proceeds upon Dissolution, Etc. Upon any distribution of assets of the Company or the Guarantor (if the Securities are Guaranteed Securities) in the event of:

           (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or the Guarantor, as the case may be, or to their respective creditors, as such, or to their respective assets, or

           (b) any liquidation, dissolution or other winding up of the Company or the Guarantor (if the Securities are Guaranteed Securities), whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

           (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or the Guarantor (if the Securities are Guaranteed Securities), then and in such event

           (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment on account of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, in respect of the Securities; and

           (2) any payment or distribution of assets of the Company or the Guarantor (if the Securities are Guaranteed Securities) of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article XII, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company or the Guarantor (if the Securities are

       Guaranteed Securities) being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this
Section 12.2, the Trustee or the Holder of any Security shall receive any payment or distribution of assets of the Company or the Guarantor (if the Securities are Guaranteed Securities) of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company or the Guarantor (if the Securities are Guaranteed Securities) being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in Section 12.10, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company or the Guarantor (if the Securities are Guaranteed Securities) for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article XII only, the words "cash, property or securities," or any combination thereof, shall not be deemed to include shares of Capital Stock of the Company or the Guarantor (if the Securities are Guaranteed Securities) as reorganized or readjusted, or securities of the Company or the Guarantor (if the Securities are Guaranteed Securities) or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this
Article XII with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered, in any manner adverse to such holders, by such reorganization or readjustment.

         The consolidation of the Company or the Guarantor (if the Securities are Guaranteed Securities) with, or the merger of the Company or the Guarantor (if the Securities are Guaranteed Securities) into, another corporation or the liquidation or dissolution of the Company or the Guarantor (if the Securities are Guaranteed Securities) following the conveyance or transfer of all or substantially all of its assets to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or the Guarantor (if the Securities are Guaranteed Securities) for the purposes of this Section 12.2 if the corporation formed by such consolidation or into which the Company or the Guarantor (if the Securities are Guaranteed Securities) is merged or the person which acquires by conveyance or transfer all or substantially all of the assets of the Company or the Guarantor (if the Securities are Guaranteed Securities), as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

         SECTION 12.3 Acceleration of Securities In the event that any Securities are declared due and payable before their Stated Maturity pursuant to
Section 6.2, then and in each such event the Company and the Guarantor (if the Securities are Guaranteed Securities) shall promptly notify holders of Senior Indebtedness of such acceleration. The Company or the Guarantor, as the case may be, may not pay the Securities until 120 days have passed after such acceleration occurs and may thereafter pay the Securities if this Article XII permits the payment at that time.

         In the event that, notwithstanding the foregoing, the Company and the Guarantor (if the Securities are Guaranteed Securities) shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 12.3, and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section 12.10) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in each such event such payment shall be paid over and delivered forthwith to the Company or the Guarantor, as the case may be, for the benefit of the holders of Senior Indebtedness by or on behalf of the person holding such payment.

         The provisions of this Section 12.3 shall not apply to any payment with respect to which Section 12.2 would be applicable.

         SECTION 12.4 Default in Senior Indebtedness The Company and the Guarantor (if the Securities are Guaranteed Securities) may not make any payment of the Principal Amount, interest or other such amounts as may be provided for in Section 2.3(a), if any, in respect of the Securities and may not acquire any Securities for cash or property (other than for Capital Stock of the Company) if:

           (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity; and

           (2) the default is the subject of judicial proceedings or the Company or the Guarantor, as the case may be, receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness. If the Company or the Guarantor, as the case may be, receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 12.4.

         The Company or the Guarantor, as the case may be, may resume payments on the Securities and may acquire Securities if and when:

           (A) the default is cured or waived; or

           (B) 120 or more days pass after the receipt by the Company or the Guarantor (if the Securities are Guaranteed Securities) of the notice described in clause (2) above and the default is not then the subject of judicial proceedings; and this Article XII otherwise permits the payment or acquisition at that time.

         In the event that, notwithstanding the foregoing, the Company or the Guarantor, as the case may be, shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 12.4, and if such fact then shall have been known or thereafter shall have been made known to the Trustee as provided in Section 12.10 or such Holder, as the case may be, pursuant to the terms of this Indenture, then and in each such event such payment shall be paid over and delivered forthwith to the Company or the Guarantor, as the case may be, for the benefit of the holders of the Senior Indebtedness by or on behalf of the person holding such payment.

         The provisions of this Section 12.4 shall not apply to any payment with respect to which Section 12.2 would be applicable.

         SECTION 12.5 Payment Permitted if No Default Nothing contained in this
Article XII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company or the Guarantor (if the Securities are Guaranteed Securities), at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or the Guarantor, as the case may be, referred to in Section 12.2 or under the conditions described in Section 12.3 or 12.4, from making payments at any time of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities, or
(b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 12.10, notice that such payment would have been prohibited by the provisions of this Article XII.

         SECTION 12.6 Subrogation Rights of Holders of Senior Indebtedness Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XII to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the Principal Amount, interest or such other amounts as provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article XII, and no payments pursuant to the provisions of this Article XII to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company or the Guarantor (if the Securities are Guaranteed Securities) to or on account of the Senior Indebtedness.

         SECTION 12.7 Provision Solely to Define Relative Rights The provisions of this Article XII are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall:

         (a) impair, as among the Company, the Guarantor (if the Securities are Guaranteed Securities) and the Holders of the Securities, the obligation of the Company and the Guarantor, as the case may be, which is absolute and unconditional, to pay to the Holders of the Securities the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture and which, subject to the rights under this Article XII of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company and the Guarantor (if the Securities are Guaranteed Securities); or

           (b) affect the relative rights against the Company or the Guarantor (if the Securities are Guaranteed Securities) of the Holders of the Securities and creditors of the Company or the Guarantor (if the Securities are Guaranteed Securities) other than holders of Senior Indebtedness; or

           (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 12.8 Trustee to Effectuate Subordination Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         SECTION 12.9 No Waiver of Subordination Provisions No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor (if the Securities are Guaranteed Securities) or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or the Guarantor (if the Securities are Guaranteed Securities) with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness and (iv) exercise or refrain from exercising any rights against the Company or the Guarantor (if the Securities are Guaranteed Securities) or any other person.

         SECTION 12.10 Notice to Trustee The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the

Trustee shall have received written notice thereof at the address specified in
Section 13.2 from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the Principal Amount, interest or such other amounts as may be provided for in
Section 2.3(a), if any, as the case may be, in respect of any Security), the notice with respect to such money provided for in this Section 12.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 7.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

         SECTION 12.11 Reliance on Judicial Order or Certificate of Liquidating Agent Upon any payment or distribution of assets of the Company or the Guarantor (if the Securities are Guaranteed Securities) referred to in this Article XII, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company or the Guarantor (if the Securities are Guaranteed Securities), the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

         SECTION 12.12 Trustee Not Fiduciary for Holders of Senior Indebtedness The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 13.2. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XII and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         SECTION 12.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

         SECTION 12.14 Article XII Applicable to Paying Agents The term "Trustee" as used in this Article XII shall (unless the context otherwise requires) be construed as extending to and including the Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article XII in addition to or in place of the Trustee; provided, however, that Sections 12.10 and 12.12 shall not apply to the Company or the Guarantor (if the Securities are Guaranteed Securities) or any Affiliate of the Company or the Guarantor (if the Securities are Guaranteed Securities) if it or such Affiliate acts as Paying Agent.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1 Trust Indenture Act Controls If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 13.2 Notices Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

        if to the Company:

           AIMCO Properties, L.P.
           1873 South Bellaire Street, 17th Floor
           Denver, Colorado 80222

           Attention:      [            ]

           if to the Guarantor:

           Apartment Investment and Management Company
           1873 South Bellaire Street, 17th Floor
           Denver, Colorado 80222

           Attention:      [            ]

           if to the Trustee:

           United States Trust Company of New York
           114 West 47th Street
           New York, NY  10036

           Attention:  Corporate Trust Department

         The Company, the Guarantor (if the Securities are Guaranteed Securities) or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication given to a Holder of Securities shall be mailed to such Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Holders of Securities of the same series. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company or the Guarantor (if the Securities are Guaranteed Securities) mails a notice or communication to the Holders of Securities of a particular series, it shall mail a copy to the Trustee and each Registrar, co-registrar or Paying Agent, as the case may be, with respect to such series.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to Holders of Securities by mail, then such notification as shall be made with the acceptance of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided herein.

         SECTION 13.3 Communication by Holders with Other Holders
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, the Registrar or the Paying Agent with respect to a particular series of Securities, and anyone else, shall have the protection of TIA Section 312(c).

         SECTION 13.4 Certificate and Opinion as to Conditions Precedent Upon any request or application by the Company or the Guarantor (if the Securities are Guaranteed Securities) to the Trustee to take any action under this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee:

           (1) an Officers' Certificate or Guarantor's Officers' Certificate, as the case may be, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

           (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 13.5 Statements Required in Certificate or Opinion Each Officers' Certificate, Guarantor's Officers' Certificate (if the Securities are Guaranteed Securities) or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

           (1) statement that each person making such Officers' Certificate, Guarantor's Officers' Certificate (if the Securities are Guaranteed Securities) or Opinion of Counsel has read such covenant or condition;

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Guarantor's Officers' Certificate (if the Securities are Guaranteed Securities) or Opinion of Counsel are based;

           (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

         SECTION 13.6 Separability Clause In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 13.7 Rules by Trustee, Paying Agent and Registrar With respect to the Securities of a particular series, the Trustee with respect to such series of Securities may make reasonable rules for action by or a meeting of Holders of such series of Securities. With respect to the Securities of a particular series, the Registrar and the Paying Agent with respect to such series of Securities may make reasonable rules for their functions.

         SECTION 13.8 Legal Holidays A "Legal Holiday" is any day other than a Business Day. If any specified date (including an Interest Payment Date, Redemption Date or Stated Maturity of any Security, or a date for giving notice) is a Legal Holiday at any Place of Payment or place for giving notice, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or Principal need not be made at such Place of Payment, or such other action need not be taken, on such date, but the action shall be taken on the next succeeding day that is not a Legal Holiday at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or such other date and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

         SECTION 13.9 Governing Law THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 13.10 No Recourse Against Others A director, officer, employee or stockholder, as such, of the Company or the Guarantor (if the Securities are Guaranteed Securities) shall not have any liability for any obligations of the Company or the Guarantor, as the case may be, under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder of such Security shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 13.11 Successors All agreements of the Company or the Guarantor (if the Securities are Guaranteed Securities) in this Indenture and the Securities shall bind its respective successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 13.12 Effect of Headings and Table of Contents The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.13 Benefits of Indenture Nothing in this Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefits or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 13.14 Multiple Originals The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                                  ARTICLE XIV

                                   GUARANTEES

         SECTION 14.1 Guarantee The Guarantee set forth in this Article XIV shall only be in effect with respect to Securities of a series to the extent such Guarantee is made applicable to such series in accordance with Section 2.3. The Guarantor hereby unconditionally guarantees to each Holder of a Guaranteed Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest on such Guaranteed Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Guaranteed Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Guaranteed Security or this Indenture, any failure to enforce the provisions of any Guaranteed Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Guaranteed Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Guaranteed Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium or interest on, and sinking fund payment required with respect to, the Guaranteed Securities and the complete performance of all other obligations contained in the Guaranteed Securities.

         This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Guaranteed Security, in whole or in part, is restricted or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

         The Guarantor shall be subrogated to all rights of the Holder of any Guaranteed Security against the Company in respect of any amounts paid to such Holder by the

Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and sinking fund payments required with respect to, all Guaranteed Securities shall have been paid in full.

                                        AIMCO PROPERTIES, L.P.


                                        AIMCO-GP, INC.
                                        its General Partner


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


Attest:



--------------------------------------------
Name:
Title:

                                        APARTMENT INVESTMENT AND MANAGEMENT
                                        COMPANY, as Guarantor, if applicable



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

Attest:




--------------------------------------------
Name:
Title:

                                        UNITED STATES TRUST COMPANY OF NEW
                                        YORK,
                                        as Trustee



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



Attest:



--------------------------------------------
Name:
Title: